UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

AssetMark Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38980	30-0774039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1655 Grant Street, 10th Floor Concord, California	94520
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 521-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AMK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

Gary Zyla, Chief Financial Officer, of AssetMark Financial Holdings, Inc. (the “Company”) will be providing an overview of the Company and an update on the Company’s financial outlook at the Goldman Sachs US Financial Services Conference on December 10, 2019. A copy of the presentation that will be presented at such conference is attached hereto as Exhibit 99.1 and incorporated herein by reference. From time to time after the date of this Current Report on Form 8-K, the Company may use the presentation attached hereto as Exhibit 99.1 with investors, analysts and others.

The information presented in Items 7.01 and 9.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, in each case except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Item 9.01(d) – Exhibits

Exhibit Number	Description of Exhibit
99.1	Goldman Sachs U.S. Financial Services Conference presentation, dated December 10, 2019.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AssetMark Financial Holdings, Inc.
Date: December 5, 2019	/s/ Charles Goldman
Charles Goldman President and Chief Executive Officer